	Summary Prospectus	Ticker Symbols

Fund For Income	January 31, 2010	Class A: FIFIX
Class B: FIFJX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/funds.  You can also get this information at no cost by calling 1-800-423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated January 31, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated September 30, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks high current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 99 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-42 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.30%	1.00%
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	1.42%	2.12%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$711	$998	$1,307	$2,179
Class B shares	$615	$964	$1,339	$2,273*

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$711	$998	$1,307	$2,179
Class B shares	$215	$664	$1,139	$2,273*
* Assumes conversion to Class A shares eight years after purchase.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities) after a default.

Principal Risks:  You can lose money by investing in the Fund.  The likelihood of a loss is greater if you invest for a short period of time.  The Fund is intended for investors who:

■ Are seeking an investment that offers a high level of current income,

■ Are willing to accept a high degree of credit risk and market volatility, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund For Income:

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.

Market Risk.  The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  This degree of volatility in the high yield market is usually associated more with stocks than bonds.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.

Liquidity Risk.  High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at a reasonable price.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling   1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

On April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser.  Therefore, the performance shown for the Fund is not necessarily reflective of how the Fund will perform in the future.

Total Annual Returns for Calendar Years ended December 31

During the periods shown, the highest quarterly return was 15.60% (for the quarter ended June 30, 2009) and the lowest quarterly return was -19.51% (for the quarter ended December 31, 2008).

Average Annual Total Returns for Periods ended December 31, 2009
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	27.53%	0.33%	2.75%
(Return After Taxes on Distributions)	23.74%	-2.33%	-0.30%
(Return After Taxes on Distributions and Sales of Fund Shares)	17.68%	-1.42%	0.39%
Class B Shares
(Return Before Taxes)	30.95%	0.55%	2.78%
Credit Suisse High Yield Index II (reflects no deduction for fees, expenses or taxes)	54.22%	5.99%	7.07%
BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	45.98%	5.50%	6.37%

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the Fund’s subadviser.

Portfolio Manager:  The Fund has been managed by Muzinich by a team of investment professionals since 2009, who have active roles in managing the Fund.  John Ingallinera serves as Senior Portfolio Manager and Dennis V. Dowden, Wendy L. Nickerson and Clinton Comeaux have served as Portfolio Managers of the Fund since 2009.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1-800-423-4026.  The minimum initial purchase is $1,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”).  FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company.  FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds.  For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

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